UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 25, 2007

Cholestech Corporation

(Exact name of registrant as specified in its charter)

California	000-20198	94-3065493
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

3347 Investment Boulevard

Hayward, California 94545

(Address of principal executive offices, including zip code)

(510) 732-7200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.03.                                          Material Modification to Rights of Security Holders.

On January 19, 2007, Cholestech Corporation (the “Company”) and Computershare Investor Services LLC (the “Rights Agent”) entered into an Amendment to the Amended and Restated Preferred Share Rights Agreement (the “Amendment”) amending the Amended and Restated Preferred Share Rights Agreement dated January 1, 2005 (the “Rights Agreement”).  The Amendment to the Rights Agreement (i) extends the term of the Rights Agreement such that final expiration date of the Rights Agreement is January 22, 2017, (ii) amends the exercise price of a right to purchase one-one thousandth of a share of the Company’s Series A Participating Preferred Stock to $95.00 per one-one thousandth of a share, and (iii) makes conforming changes related to the amendment to the exercise price and certain other clarifying changes.

The foregoing description of the Amendment is a general description only and is qualified in its entirety by reference to the Amendment and Rights Agreement.  Copies of the Rights Agreement and Amendment are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.  The summary of the principal terms of the Rights Agreement is otherwise unchanged from that set forth in the Company’s Form 8-A filed with the Securities and Exchange Commission on January 27, 1997 and the Company’s Form 8-A/A filed with the Securities and Exchange Commission on January 5, 2005, and are incorporated herein by reference..

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description

4.1

Amended and Restated Preferred Share Rights Agreement dated as of January 1, 2005, between Cholestech Corporation and Computershare Investor Services LLC, including the Certificate of Determination, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B, and C, respectively.(1)

4.2	Amendment to the Amended and Restated Preferred Share Rights Agreement between Cholestech Corporation and Computershare Investor Services LLC dated as of January 19, 2007.(2)

(1) Incorporated by reference to Registrant’s Form 8-K filed with the Securities and Exchange Commission on January 5, 2005

(2) Incorporated by reference to Registrant’s Form 8-A/A filed with the Securities and Exchange Commission on January 25, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHOLESTECH CORPORATION

By:	/s/ John F. Glenn
John F. Glenn
Vice President of Finance and Chief Financial Officer

Date:  January 25, 2007

EXHIBIT INDEX

Exhibit Number	Description

4.1

Amended and Restated Preferred Share Rights Agreement dated as of January 1, 2005, between Cholestech Corporation and Computershare Investor Services LLC, including the Certificate of Determination, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B, and C, respectively.(1)

4.2	Amendment to the Amended and Restated Preferred Share Rights Agreement between Cholestech Corporation and Computershare Investor Services LLC dated as of January 25, 2007.(2)

(1) Incorporated by reference to Registrant’s Form 8-K filed with the Securities and Exchange Commission on January 5, 2005

(2) Incorporated by reference to Registrant’s Form 8-A/A filed with the Securities and Exchange Commission on January 25, 2007